THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF EFFECTIVE REGISTRATION UNDER SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.


                              CYTOGEN CORPORATION
                              -------------------


                                    WARRANT


NO. W-1                                              SEPTEMBER 26, 1996

                           VOID AFTER MARCH 31, 2003
                       (or earlier upon the occurrence of
                        certain events described below)


     THIS CERTIFIES that, for value received, ELAN INTERNATIONAL SERVICES, LTD., a Bermuda corporation, or permitted assigns (collectively, the "Holder"), shall be entitled to subscribe for and purchase from CYTOGEN CORPORATION, a Delaware corporation (the "Company"), up to 1,000,000 shares (the "Warrant Shares"), subject to adjustment as provided herein, of Common Stock, $.01 par value per share, of the Company (the "Common Stock"), at the Exercise Price (as defined in Section 2 hereof), during the Exercise Period (as defined in Section 1 hereof), pursuant to the terms and subject to the conditions hereof. This Warrant is being issued pursuant to the Securities Purchase Agreement dated as of September 26, 1996 (as amended from time to time, the "Purchase Agreement") between the Company and the initial Holder. Capitalized terms used herein but not otherwise defined herein have the meanings ascribed thereto in the Purchase Agreement.

     SECTION 1.  Exercise Period.  This Warrant may be exercised by the Holder
                 ---------------
at any time and from time to time after the date hereof and on or prior to March 31, 2003; provided, that the Holder shall have exercised the Exchange Right as provided for in the Purchase Agreement on or prior to such exercise date (such period being herein referred to as the "Exercise Period"). If the Exchange Right is not exercised by the Holder on or prior to September 30, 2001, this Warrant shall be automatically cancelled and become null and void by its terms and without any action on the part of the Company, and the Company shall give written notice to the Holder to surrender such cancelled warrant to the Company promptly upon the cancellation of this Warrant.

     SECTION 2.  Exercise Price.  The exercise price (the "Exercise Price") for
                 --------------
each Warrant Share shall be $8.40 if the Exchange Right is exercised on or prior to September 30, 1997; thereafter the Exercise Price will increase to $9.00 for the period commencing on October 1, 1997 and ending on March 31, 1998; $9.80 for the period commencing on April 1, 1998 and ending on September 30, 1998; $11.20 for the period commencing on October 1, 1998 and ending on September 30, 1999, $12.60 for the period commencing on October 1, 1998 and ending on September 30, 2000 and $14.00 for the period commencing on October 1, 2000 and ending on March 31, 2003, each of such amounts being subject to adjustment pursuant to Section 5 hereof.

     SECTION 3.  Exercise Of Warrant; Warrant Shares.
                 -----------------------------------

     (a) The rights represented by this Warrant may be exercised, in whole or in any part (but not as to a fractional share of Common Stock), by (i) the surrender of this Warrant (properly endorsed) at the office of the Company (or at such other agency or office of the Company in the United States of America as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), (ii) delivery to the Company of a notice of election to exercise in the form of Exhibit A attached hereto, and (iii)
                                       ---------
payment to the Company of the aggregate Exercise Price by cash, wire transfer funds or certified check.

     (b) Each date on which this Warrant is surrendered and on which payment of the Exercise Price is made in accordance with Section 3(a) above is referred to herein as an "Exercise Date." Simultaneously with each exercise, the Company shall issue and deliver a certificate or certificates for the Warrant Shares being purchased pursuant to such exercise, registered in the name of the Holder or the Holder's designee, to such Holder or designee, as the case may be. If such exercise shall not have been for the full number of Warrant Shares, then the Company shall issue and deliver to the Holder a new Warrant, registered in the name of the Holder, of like tenor to this Warrant, for the balance of the Warrant Shares that remain after exercise of the Warrant.

     (c) The person in whose name any certificate for shares of Common Stock is issued upon any exercise shall for all purposes be deemed to have become the holder of record of such shares as of the Exercise Date, except that if the Exercise Date is a date on which the stock transfer books of the Company are closed, such person or entity shall be deemed to have become the holder of record of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon exercise of all or any part of this Warrant; provided, however, that the Company shall not be required to pay any taxes which
--------  -------
may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder to the extent such taxes would exceed the taxes otherwise payable if such certificate had been issued to the Holder.

     SECTION 4.  Representations, Warranties And Covenants As To Common Stock.
                 ------------------------------------------------------------

STOCK.  The Company represents and warrants to the Holder that all shares of
-----
Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens and charges with respect to the issue thereof. The Company covenants to the Holder that it will from time to time take all such action as may be required to assure that the stated or par value per share of the Common Stock is at all times no greater than the then effective Exercise Price. The Company further covenants and agrees that the Company will take all such action as may be required to assure that the Company shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant. If any shares of Common Stock reserved for the purpose of issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon exercise to the Holder, then the Company shall in good faith and as expeditiously as possible, at the expense of the Company, endeavor to secure such registration or approval, as the case may be.

     SECTION 5.  Adjustment Of Exercise Price.
                 ----------------------------

     (a)  Changes in Common Stock.  In case the Company shall at any time or
          -----------------------
from time to time after the date of this Agreement (i) pay a dividend or make any other distribution with respect to its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock or (iv) issue any shares of its capital stock or other assets in a reclassification or reorganization of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), then the number and kind of shares of capital stock of the Company or other assets that may be received upon the exercise of this Warrant shall be adjusted to the number of the Warrant Shares and amount of any such securities, cash or other property of the Company which the holders would have owned or have been entitled to receive after the happening of any of the events described above had the Warrant been exercised immediately prior to the record date (or, if there is no record date, the effective date) for such event. An adjustment made pursuant to this clause (a) shall become effective retroactively immediately after the effective date in other cases. Any Warrant Share or other assets to be acquired as a result of such adjustment shall not be issued prior to the effective date of such event. For the purposes of this clause (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company.

     (b)  Issuance of Rights; Etc.  In case the Company shall issue, at any time
          ------------------------
on or prior to March 31, 1998, to all holders of its Common Stock rights, options or warrants to subscribe for or purchase, or other securities exchangeable for or convertible into, shares of Common Stock (any such rights, options, warrants or other securities, collectively, "Rights") (excluding rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest) at a subscription offering, exercise or conversion price per share (as defined below, the "offering price per share") which, before deduction of customary discounts and commissions, is lower than the current Market Price per share of Common Stock on the record date of such issuance of grant, whether or not, in the case of Rights, such Rights are immediately exercisable or convertible, then the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any adjustment in connection with such issuance or grant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (exclusive of any treasury shares) on the record date of issuance or grant of such Rights plus the number of additional shares of capital stock that would be issued upon exercise of the Rights, and the denominator of which shall be the number of shares of Common Stock outstanding (exclusive of any treasury shares) on the record date of issuance or grant of such Rights plus the number of shares which the aggregate offering price (as defined below) of the total number of shares of Common Stock so offered would purchase at the current Market Price per share of Common Stock on the record date, less customary discounts and commissions. Market Price means the average of the closing prices on the Nasdaq Stock Market (or other principal exchange of Cytogen's Common Stock) for the 10 trading days preceding the date of determination. Such adjustment shall be made immediately after the record date for the issuance or granting of such Rights. For purposes of this clause, the "offering price per share" of Common Stock shall in the case of Rights be determined by dividing (x) the total amount received or receivable by the Company in consideration of the issuance of such Rights plus the total consideration payable to the Company upon exercise thereof (the "aggregate offering price"), by (y) the total number of shares of Common Stock covered by such Rights. In case the Company shall issue, at any time on or after April 1, 1998, to all holders of its Common Stock any Rights (excluding rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest) at the offering price per share which, before deduction of customary discounts and commissions, is lower than the current Market Price per share of Common Stock on the record date of such issuance or grant, whether or not, in the case of Rights, such Rights are immediately exercisable or convertible, then the Holder shall be entitled to receive all of the same Rights pro rata as the holders of Common Stock, on an as-exercised basis, as and when distributed to the holders of Common Stock. For the purposes of this clause (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any Rights in respect of shares of Common Stock held in the treasury of the Company.

     (c)  Dividends and Distributions.  In case the Company shall distribute to
          ---------------------------
all holders of its shares of Common Stock any dividend or other distribution of evidences of its indebtedness or other assets (other than as provided in clause
(a) above) or Rights, then, in each case, the Holder shall be entitled to receive all of the same dividends, distributions or Rights, as the case may be, as the holders of Common Stock, on an as-exercised basis, as and when the Holder shall have elected to exercise this Warrant.

     (d)  Computations.  For the purpose of any computation under clauses
          ------------
(b) and (c) above, the current Market Price per share of Common Stock at any date shall be as set forth in (i) the definition of Market Price for the 10 consecutive trading days commencing 20 trading days prior to the earlier to occur of (A) the date as of which the market price is to be computed or (B) the last full trading day before the commencement of "ex-dividend" trading in the Common stock relating to the event giving rise to the adjustment required by clause (a) or (b) or (ii) any other arm's-length adjustment formula that the Board of Directors of the Company may use in good faith. In the event the Common Stock of the Company is not then publicly traded or if for any other reason the current market price per share cannot be determined pursuant to the foregoing provisions of this clause (d) the current market price per share shall be the Fair Value thereof.

     (e)  Adjustment.  Whenever the number of Warrant Shares issuable upon
          ----------
exercise of this Warrant is adjusted as provided under clauses (a) or (b), the Exercise Price shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares issuable upon exercise of this Warrant immediately thereafter.

     (f)  Securities.  For the purpose of this Section (f), the term "shares of
          ----------
Common Stock" shall mean (i) the class of stock designated as Common Stock, par value $.01 per share, of the Company on the date of this Warrant or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

     (g)  Re-Adjustment.  If, at any time after any adjustment to the number of
          -------------
Warrant Shares issuable upon exercise of this Warrant or the Exercise Price shall have been made pursuant to clause (e) of this Section 5, any rights, options, warrants or other securities convertible into or exchangeable for shares of Common Stock shall have expired, or any thereof shall not have been exercised, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock offered were the shares of common stock, if any, actually issued or sold upon the exercise of such rights, options or warrants and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options or warrants whether or not exercised; provided, further that no such readjustment shall have the effect of increasing the Exercise Price or decreasing the number of Warrant Shares issuable upon exercise of this Warrant by an amount (calculated by adjusting such increase or decrease as appropriate to account for all other adjustments pursuant to this Section 5 following the date of the original adjustment referred to above) in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options or warrants.

     (h)  Voluntary Adjustment by the Company.  The Company may at its option,
          -----------------------------------
at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company, in its sole discretion, but subject to approval by the Holder.

     (i)  Reorganization, Reclassification, Consolidation, Merger or Sale.  Any
          ---------------------------------------------------------------
recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction which is effected in such a manner that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Company shall make appropriate provisions to ensure that the Holder shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore acquirable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had exercised this Warrant immediately prior to such Organic Change. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

     (j)  Notices.
          -------

          (1) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (2) The Company shall given written notice to the Holder at least 30 days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions.

          (3) The Company shall also give written notice to the Holder at least 30 days prior to the date on which any Organic Change shall take place.

     (k)  Calculations.  All calculations under this Section 5 shall be made to
          ------------
the nearest one-thousandth of a cent ($.001) or to the nearest one-thousandth of a share, as the case may be.

     SECTION 6.  No Shareholder Rights.  This Warrant shall not entitle the
                 ---------------------
Holder to any voting rights or other rights as a shareholder of the Company.

     SECTION 7.  Restrictions On Transfer.  Subject to the other provisions of
                 ------------------------
this Section 7 and Section 9 of the Purchase Agreement, this Warrant and all rights hereunder are transferable on or after September 26, 1997, in whole or in part, at the agency or office of the Company referred to in Section 3 hereof, by the Holder in person or by duly authorized attorney, upon (i) surrender of this Warrant properly endorsed, and (ii) delivery of a notice of transfer in the form of EXHIBIT B hereto; provided, however, that this Warrant and the Warrant Shares
   ---------         --------  -------
may be transferred to a maximum of three holders (reasonably satisfactory to the Company) other than an Affiliate of the initial Holder. The Warrant Shares are transferable at any time in compliance with applicable laws. Each transferee and holder of this Warrant, by accepting or holding the same, consents that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed, the holder hereof shall be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; provided, however, that until each such transfer is
                          --------  -------
recorded on such books, the Company may treat the registered holder hereof as the owner hereof for all purposes.

     SECTION 8.  Lost, Stolen, Mutilated Or Destroyed Warrant.  If this Warrant
                 --------------------------------------------
is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

     SECTION 9.  Notices.  All notices or other communications which are
                 -------
required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered mail, postage prepaid, return receipt requested, or via facsimile, addressed as follows:

          If to the Company, to:

               Cytogen Corporation
               600 College Road East
               CN 5308
               Princeton, New Jersey   08540-5308
               Attention:  Chief Executive Officer
               Facsimile:  (609) 951-9298;

          With a copy to:

               Dewey Ballantine
               1301 Avenue of the Americas
               New York, New York   10019
               Attention:  Frederick W. Kanner, Esq.
               Facsimile:  (212) 259-6333

          If to the initial Holder or any of its Affiliates, to:

               Elan International Services, Ltd.
               102 St. James Court
               Flatts Smiths
               SL04
               Bermuda
               Attention:  President
               Facsimile:  (441) 292-2224

          With a copy to:

               O'Sullivan Graev & Karabell, LLP
               30 Rockefeller Plaza
               New York, New York  10112
               Attention:  David Robbins, Esq.
               Facsimile:  (212) 408-2420;

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If mailed, as aforesaid, any such communication shall be deemed to have been given on the third business day following the day on which the piece of mail containing such communication is posted.

     SECTION 10.  Governing Law.  This Warrant shall be governed by and
                  -------------
construed in accordance with the laws of the State of New York (without giving effect to principles of conflicts of laws).

     SECTION 11.  Headings.  The headings of the various sections contained in
                  --------
this Warrant have been inserted for convenience of reference only and should not be deemed to be a part of this Warrant.

     SECTION 12.  Execution In Counterpart.  This Warrant may be executed in one
                  ------------------------
or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument and not separate Warrants.

                                   *  *  *  *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers as of the date first written above.

                                    CYTOGEN CORPORATION


                                    By: /s/ Thomas J. McKearn
                                        -----------------------
                                        Name: Thomas J. McKearn
                                        Title:Chairman, President and CEO


ATTEST:
-------


/s/ Charles Ogelsby
-------------------------
Name: Charles Ogelsby
Title:Corporate Controller and
      Assistant Secretary

                                                                       EXHIBIT A
                                                                       ---------

                     FORM OF NOTICE OF ELECTION TO EXERCISE

                       [To be executed only upon exercise
                 of the Warrant to which this form is attached]


To Cytogen Corporation:

     The undersigned, the holder of the Warrant to which this form is attached, hereby irrevocably elects to exercise the right represented by such Warrant to purchase __________ shares of Common Stock of CYTOGEN CORPORATION, and herewith tenders the aggregate payment of $_________ in the form of cash, wire transfer funds or certified check, in full payment of the purchase price for such shares. The undersigned requests that a certificate for such shares be issued in the name of _______________, whose address is ________________________, and that such certificate be delivered to ______________, whose address is
_______________.

     If such number of shares is less than all of the shares purchasable under the current Warrant, the undersigned requests that a new Warrant, of like tenor as the Warrant to which this form is attached, representing the remaining balance of the shares purchasable under such current Warrant be registered in the name of _______________, whose address is _____________________________, and that such new Warrant be delivered to ______________, whose address is
_____________________________.



                 Signature:___________________________________
                              (Signature must conform in all respects to the name of the holder of the Warrant as specified on the face of the Warrant)


                 Date:________________________________________

                                                                       EXHIBIT B
                                                                       ---------


                           FORM OF NOTICE OF TRANSFER

                       [To be executed only upon transfer
                 of the Warrant to which this form is attached]



     For value received, the undersigned hereby sells, assigns and transfers unto _________________________ all of the rights represented by the Warrant to which this form is attached to purchase _________________________ shares of Common Stock of CYTOGEN CORPORATION (the "Company"), to which such Warrant relates, and appoints __________________________ as its attorney to transfer such right on the books of the Company, with full power of substitution in the premises.


                 Signature:___________________________________
                              (Signature must conform in all respects to the name of the holder of the Warrant as specified on the face of the Warrant)


                 Address:_____________________________________

                         _____________________________________


                 Date:________________________________________


Signed in the presence of:


______________________________